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                                                                   EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this registration statement.


/s/BALUKOFF, LINDSTROM & CO., P.A.


Boise, Idaho
September 5, 1997